UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment Number 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2019

Social Life Network, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-222709	46-0495298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3465 S Gaylord Court, Suite A509, Denver, Colorado	80113
(Address of principal executive offices)	(Zip Code)

(855) 933-3277

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Social Life Network, Inc. referred to herein as “we”, “us” or “us”.

Item 1.01 Entry into a Material Definitive Agreement

On April 19, 2019, we filed a Current Report on Form 8-K in which, under Item 1.01, we disclosed that on April 11, 2019 we completed a Common Stock Purchase Agreement with Triton Funds LP (“Triton”) (a copy of such Common Stock Purchase Agreement was  filed as Exhibit 10.1 to the April 19, 2019 Form 8-K) which provided us with the discretionary right to provide Purchase Notices to Triton.

The Board of Directors has determined not to deliver any Purchase Notices to Triton setting forth the Purchase Notice Shares which we would have otherwise required Triton to purchase.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2019

Social Life Network, Inc.

By:	/s/ Ken Tapp
Ken Tapp,
Chief Executive Officer

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